Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of OpGen, Inc. (the “Company”) for the quarterly period ended September 30, 2025 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, the undersigned Chief Executive Officer of the Company hereby certifies that, to such officer’s knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Date: November 19, 2025	By:	/s/ John Tan Honjian
John Tan Honjian
Chief Executive Officer and Chairman
(principal executive officer, principal financial officer, and principal accounting officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.